UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 16, 2004
                                         ---------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

             Illinois                                   04-1864170
(State of or other jurisdiction of         (I.R.S. Employer Identification No.)
  incorporation or organization)

                                225 Windsor Drive
                             Itasca, Illinois 60143
                             ---------------- -----
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                                 --------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------

Item 5.  Other Events.

A copy of the Company Press Release announcing Tom Bradley's resignation and the appointment of George R. Ditomassi as Interim Chief Executive Officer and President, dated August 16, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENESCO GROUP, INC.



Date:  August 16, 2004                By:  /s/ M. Frances Durden
                                           ----------------------
                                           M. Frances Durden
                                           Vice President, Secretary
                                           and General Counsel

                                  EXHIBIT INDEX



Exhibit No.                       Description

99.1                              Press Release, dated August 16, 2004